UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – May 24, 2019

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39550 Orchard Hill Place Drive, Novi, Michigan	48375
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CPS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note
This amended Current Report on Form 8-K/A (this "Amendment") is being filed solely to correct a typographical error in the number of shares cited in the Current Report on Form 8-K filed with the Securities and Exchange on May 24, 2019 (the "Original Form 8-K"). This Amendment amends and restates the Original Form 8-K in its entirety.

Item 8.01.    Other Events.

On May 24, 2019, Cooper-Standard Holdings Inc. (the "Company") entered into an accelerated share repurchase ("ASR") agreement with Goldman Sachs & Co. LLC to repurchase an aggregate of $30 million of the Company's shares of common stock, pursuant to the share repurchase program previously authorized by the Board of Directors.

Under the terms of the ASR agreement, the Company will receive an initial delivery of approximately 626,305 shares on May 29, 2019. The final number of shares that the Company will repurchase under the ASR agreement will be based on the volume-weighted average price of the Company's common stock during the term of the repurchase period, less a discount. The ASR agreement is expected to be completed in the third quarter of 2019 but may be terminated early in certain circumstances.

This Form 8-K disclosure contains forward-looking statements, including statements regarding the expected settlement of the ASR. Forward-looking statements are subject to both known and unknown risks and uncertainties that may cause actual results to differ materially from those expresses or implied in the forward-looking statements. These risks and uncertainties include, among others: the market price of Company's common stock during the repurchase period; the ability of Goldman Sachs & Co. LLC to buy or borrow the shares of Company's common stock; and the impact of global and regional economic and market conditions, including illiquidity and other risks of instability in the banking and financial services industry. Other risks and uncertainties that may apply are set forth in the risk factors section of the Company's most recently filed Annual Report on Form 10-K. The company assumes no obligation to update any forward-looking statements contained in this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER-STANDARD HOLDINGS INC.

/s/ Aleksandra A. Miziolek
Name: Aleksandra A. Miziolek
Title: Senior Vice President, General Counsel and Secretary
Dated: May 31, 2019